Exhibit 10(cc)

AMENDMENT No. 1, dated as of August 4, 2011 (this “Amendment”), to that certain Revolving Credit Agreement, dated as of October 10, 2007 (the “Agreement”), by and among Oncor Electric Delivery Company LLC (the “Borrower”), the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), as administrative agent for the Lenders (in such capacity, the “Agent”), Citibank, N.A. (“Citibank”), as syndication agent (in such capacity, the “Syndication Agent”), Credit Suisse, Cayman Island Branch (“CS”), Goldman Sachs Credit Partners L.P. (“GSCP”), Lehman Commercial Paper Inc. (the “Lehman Lender”), Morgan Stanley Senior Funding, Inc. (“MSSF”, together with CS, GSCP and the Lehman Lender, collectively, the “Co-Documentation Agents”), J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, GSCP, Lehman Brothers Inc. and MSSF (collectively, the “Joint Lead Arrangers and Bookrunners”), JP Morgan Chase, as swingline lender (in such capacity, the “Swingline Lender”) and JP Morgan Chase and Citibank as fronting banks for letters of credit issued thereunder (each a “Fronting Bank”). Capitalized terms used but not defined herein have the meanings provided in the Agreement, as amended hereby.

WHEREAS, Section 8.08 of the Agreement permits the Lenders or, with the consent of the Lenders, the Agent, to enter into amendments, supplements or other modifications to the Agreement with the Borrower;

WHEREAS, the Borrower has requested that (i) the Commitment of the Lehman Lender set forth on Schedule 2.01 to the Agreement be terminated and (ii) the Lehman Lender’s outstanding Loans be repaid in their entirety, in each case as set forth in this Amendment (collectively, the “Lehman Lender Transaction”);

WHEREAS, the consent of each Lender is required in order to effect the Lehman Lender Transaction; and

WHEREAS, each Lender has consented to the Lehman Lender Transaction on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1 Amendments.

(a) The following defined terms shall be added to Section 1.01 to the Agreement in the appropriate order:

“‘First Amendment’ shall mean Amendment No. 1 to the Agreement, dated as of August 4, 2011.”

‘First Amendment Effective Date’ shall mean August 4, 2011.

‘Lehman Loan’ shall mean loans made by the Lehman Lender to the Borrower; provided, that at no time following the First Amendment Effective Date shall the aggregate principal amount of all outstanding Lehman Loans be greater than $0.

‘Original Lehman Commitment’ shall mean the commitment of the Lehman Lender in an amount set forth in Schedule 2.01 to the Agreement, as such Commitment may have been permanently reduced from time to time pursuant to Section 2.08 of the Agreement or modified from time to time pursuant to Section 8.04 of the Agreement, in each case prior to the First Amendment Effective Date.

‘Original Total Commitment’ shall mean the aggregate amount of the Commitments of all the Lenders, as in effect immediately prior to the First Amendment Effective Date, which such amount was $2,000,000,000.

(b) The term “Total Commitment” in Section 1.01 of the Agreement shall be amended and restated in its entirety as follows:

“‘Total Commitment’ shall mean, at any time, the aggregate amount of the Commitments of all the Lenders (other than the Lehman Lender) as in effect at such time (including the Incremental Commitment Increase of any Lender that becomes a Post-Increase Revolving Lender pursuant to Section 2.19). The amount of the Total Commitment as of the First Amendment Effective Date is $1,868,125,000.”

(c) Section 2.05 is hereby amended by inserting the following sentence at the end of clause (a):

“Amounts prepaid or repaid in respect of the Lehman Loans may not be reborrowed.”

(d) Section 2.08(c) is hereby amended by deleting it in its entirety and replacing it with the following new Section 2.08(c) in lieu thereof:

“(c) Each reduction in the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments; provided, that such pro rata reduction in Commitments shall not apply to the reduction of the Original Lehman Commitment to zero and the termination of the Original Lehman Commitment pursuant to the First Amendment, and the resulting reduction of the Original Total Commitment to the Total Commitment, in each case as effected by the First Amendment. The Borrower shall pay to the Agent for the account of the Lenders, on the date of each termination or reduction of the Commitments, the Facility Fee and Utilization Fee on the amount of the Commitments so terminated or reduced, in each case accrued through the date of such termination or reduction; provided, that the Borrower shall not be required to pay to the Agent for the account of any Lender (other than the Lehman Lender) any Facility Fee or Utilization Fee on the First Amendment Effective Date.”

(e) Section 2.12 is hereby amended by deleting it in its entirety and replacing it with the following new Section 2.12 in lieu thereof:

“(a) With respect to Commitments (other than the Original Lehman Commitment) and Revolving Credit Loans (other than the Lehman Loans), except as required under Sections 2.10 and 2.15, each Extension of Credit, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of a reimbursement obligation in respect of a drawn Letter of Credit, each payment of the applicable Facility Fees and Utilization Fees, each reduction of the Total Commitment and each refinancing or conversion of any Borrowing of Revolving Credit Loans with a Borrowing of Revolving Credit Loans of any Type, shall be allocated pro rata among the Lenders in accordance with their respective Percentages (or, if such Lender’s Commitment shall have expired or been terminated, in accordance with the respective principal amounts of their Outstanding Credits). For purposes of determining the Available Commitments of the Lenders (other than the Lehman Lender) at any time, the LC Outstandings and Swingline Outstandings shall be deemed to have utilized the Commitments of such Lenders pro rata in accordance with their respective Percentages at such time. Each such Lender agrees that in computing such Lender’s portion of any Extension of Credit to be made hereunder, the Agent may, in its discretion, round each such Lender’s percentage of such Extension of Credit to the next higher or lower whole dollar amount.

(b) With respect to the Lehman Loans, each payment or prepayment of principal, each payment of interest, and each payment of the applicable Facility Fee and Utilization Fee shall be allocated pro rata among the Lehman Lender(s) in accordance with the aggregate principal amount of Lehman Loans held.”

(f) The header and footer set forth on Schedule 2.01 to the Agreement are hereby amended by deleting them in their entirety and replacing them with “Schedule 2.01” and “Schedule 2.01-1”, respectively.

(g) Schedule 2.17(i) to the Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule 2.17(i) attached hereto.

Section 2 Representations and Warranties, No Default. The Borrower represents and warrants to the Lenders as of the date hereof and as of the date of effectiveness of this Amendment:

(a) The execution, delivery and performance by the Borrower of this Amendment, (i) have been duly authorized by all requisite limited liability company action and (ii) will not (A) violate (x) any provision of any material Applicable Law or of the certificate of formation or other constitutive documents (including the limited liability company agreement) of the Borrower or any of its Subsidiaries to which the Borrower or any of its Subsidiaries, as the case may be, is subject, or (y) any provision of any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (C) result in the creation or imposition of any Lien upon any property or assets of the Borrower or any of its Subsidiaries, other than in the case of clauses (ii)(A)(y), (ii)(B) and (ii)(C), any such violation, breach, default or Lien that could not reasonably be expected to have a Material Adverse Change.

(b) The representations and warranties set forth in the Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

(c) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3 Conditions to Effectiveness of Amendment. On the First Amendment Effective Date, this Amendment will become effective upon:

(a) receipt by the Agent of executed signature pages to this Amendment from each Lender and the Borrower;

(b) repayment by the Borrower of all Lehman Loans outstanding immediately prior to the First Amendment Effective Date, including all interest thereon; and

(c) payment by the Borrower of the reasonable costs and expenses of the Agent in connection with this Amendment (including the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel LLP as counsel to the Agent).

Section 4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement or any other provision of either such agreement or any other Credit Document. Each and every term, condition, obligation, covenant and agreement contained in the Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. The Borrower reaffirms its obligations under the Credit Documents and the validity of the Liens granted by it pursuant to the Security Documents. From and after the effective date of this Amendment, all references to the Agreement in any Credit Document shall, unless expressly provided otherwise, refer to the Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By	/s/ John M. Casey
Name: John M. Casey
Title: Vice President - Treasurer

Signature Page to First Amendment

JPMORGAN CHASE BANK, N.A., as Agent, Swingline Lender, Fronting Bank and as a Lender

By:	/s/ Peter Christensen
Name: Peter Christensen
Title: Vice President

Signature Page to First Amendment

COMERICA BANK, as a Lender,

By:	/s/ Vontoba Terry
Name: Vontoba Terry
Title: Corporate Banking Officer

Signature Page to First Amendment

MACQUARIE BANK LIMITED, as a Lender,

By:	/s/ Andrew Dainton
Name: Andrew Dainton
Title: Associate Director

By:	/s/ Carol Ip
Name: Carol Ip
Title: Senior Manager

Signature Page to First Amendment

Bank Hapoalim B.M, as a Lender,

By:	/s/ Helen H. Gateson
Name: Helen H. Gateson
Title: Vice President

By:	/s/ Frederic S. Becker
Name: Frederic S. Becker
Title: Senior Vice President

Signature Page to First Amendment

COMMERZBANK AG, New York and Grand Cayman Branches, as a Lender,

By:	/s/ Hans J. Scholz
Name: Hans J. Scholz
Title: Director

By:	/s/ Barbara Stacks
Name: Barbara Stacks
Title: Assistant Vice President

Signature Page to First Amendment

THE ROYAL BANK OF SCOTLAND NV, as a Lender,

By:	/s/ Bhavin Shah
Name: Bhavin Shah
Title: Managing Director

Signature Page to First Amendment

Skandinaviska Enskilda Banken AB (publ), as a Lender,

By:	/s/ Karl Nylander
Name: Karl Nylander

By:	/s/ Mats Holmström
Name: Mats Holmström

Signature Page to First Amendment

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender,

By:	/s/ Philippe Sandmeier
Name: Philippe Sandmeier
Title: Managing Director

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

Signature Page to First Amendment

PNC Bank, National Association, as a Lender,

By:	/s/ M. Colin Warman
Name: M. Colin Warman
Title: Assistant Vice President

Signature Page to First Amendment

BANK OF AMERICA, N.A., as a Lender,

By:	/s/ Michael Mason
Name: Michael Mason
Title: Director

Signature Page to First Amendment

Bank of Taiwan, Los Angeles Branch, as a Lender,

By:	/s/ Chwan-Ming Ho
Name: Chwan-Ming Ho
Title: VP & General Manager

Signature Page to First Amendment

Credit Suisse AG, Cayman Islands Branch, as a Lender,

By:	/s/ Alain Daoust
Name: Alain Daoust
Title: Director

By:	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

Signature Page to First Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender,

By:	/s/ Shawn Young
Name: Shawn Young
Title: Director

Signature Page to First Amendment

Sumitomo Mitsui Banking Corporation, as a Lender,

By:	/s/ Masakazu Hasegawa
Name: Masakazu Hasegawa
Title: General Manager

Signature Page to First Amendment

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Lender,

By:	/s/ Darrell Stanley
Name: Darrell Stanley
Title: Managing Director

By:	/s/ Sharada Manne
Name: Sharada Manne
Title: Director

Signature Page to First Amendment

The Northern Trust Company, as a Lender,

By:	/s/ Morgan A. Lyons
Name: Morgan A. Lyons
Title: Senior Vice President

Signature Page to First Amendment

Mega International Commercial Bank Silicon Valley Branch, as a Lender,

By:	/s/ Yuan-Hsi Lin
Name: Yuan-Hsi Lin
Title: SVP & General Manager

Signature Page to First Amendment

Barclays Bank PLC, as a Lender,

By:	/s/ May Huang
Name: May Huang
Title: Assistant Vice President

Signature Page to First Amendment

Lehman Commercial Paper Inc., as a Lender,

By:	/s/ Bennett Leichman
Name: Bennett Leichman
Title: Authorized Signatory

Signature Page to First Amendment

OAK HILL CREDIT PARTNERS II, LIMITED, as a Lender

By: Oak Hill CLO Management II, LLC As Investment Manager

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED, as a Lender

By:	Oak Hill CLO Management III, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED, as a Lender

By:	Oak Hill CLO Management IV, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

Signature Page to First Amendment

Land Bank of Taiwan, New York Branch, as a Lender,

By:	/s/ Henry Leu
Name: Henry Leu
Title: SVP & General Manager

Signature Page to First Amendment

The Bank of New York Mellon, as a Lender,

By:	/s/ Hussam S. Alsahlani
Name: Hussam S. Alsahlani
Title: Vice President

Signature Page to First Amendment

ERSTE GROUP BANK AG, as a Lender,

By:	/s/ Bryan J. Lynch
Name: Bryan J. Lynch
Title: Executive Director

By:	/s/ Patrick W. Kunkel
Name: Patrick W. Kunkel
Title: Director

Signature Page to First Amendment

Morgan Stanley Bank, NA, as a Lender,

By:	/s/ Scott Taylor
Name: Scott Taylor
Title: Authorized Signatory

Signature Page to First Amendment

Citibank, N.A., as a Lender,

By:	/s/ Anita J. Brickell
Name: Anita J. Brickell
Title: Vice President

Signature Page to First Amendment

Taiwan Cooperative Bank, Seattle Branch, Seattle, Washington as a Lender,

By:	/s/ Ming-Chih Chen
Name: Ming-Chih Chen
Title: VP and General Manager

Signature Page to First Amendment

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender,

By:	/s/ Rick Canonico
Name: Rick Canonico
Title: Authorized Signatory

Signature Page to First Amendment

Union Bank, N.A., as a Lender,

By:	/s/ Harvey Horowitz
Name: Harvey Horowitz
Title: VP

Signature Page to First Amendment

SCHEDULE 2.17(i)

LC FRONTING BANK COMMITMENTS

Fronting Bank	LC Fronting Bank Commitment
JPMorgan Chase Bank, N.A.	$934,062,500
Citibank, N.A.	$934,062,500

Total	$1,868,125,000

Schedule 2.17(i) - 1